                   FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT



                                                              As of May 24, 2001

To Each of the Purchasers
Named in the Supplemental
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

         Reference is made to that certain Note Purchase Agreement dated as of August 10, 2000 between the Company and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto (the "Agreement"). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.

         As contemplated in Section 2B of the Agreement, the Company agrees with you as follows:

         A. Subsequent Series of Notes. The Company will create Subsequent Series of Notes to be called the "Series G Notes", "Series H Notes" and "Series I Notes", respectively (collectively, the "Subsequent Notes").

                  (i) Said Series G Notes will be dated the date of issue; will bear interest from such date at the rate of 7.21% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2008; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

                  (ii) Said Series H Notes will be dated the date of issue; will bear interest from such date at the rate of 7.89% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2016; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

                  (iii) Said Series I Notes will be dated the date of issue; will bear interest from such date at the rate of 7.99% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing August 15, 2001) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on May 15, 2013; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

         B. Purchase and Sale of Series G Notes, Series H Notes and Series I Notes. The Company hereby agrees to sell to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto (collectively, the "Supplemental Purchasers") and, subject to the terms and conditions in the Agreement and herein set forth, each Supplemental Purchaser agrees to purchase from the Company the aggregate principal amount of the Series G Notes, Series H Notes or Series I Notes set opposite each Supplemental Purchaser's name in the Supplemental Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series G Notes, Series H Notes and Series I Notes shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601 at 10:00 a.m. Chicago time, at a closing (the "Supplemental Closing") on May 24, 2001, or such other date as shall be agreed upon by the Company and each Supplemental Purchaser. At the Supplemental Closing the Company will deliver to each Supplemental Purchaser one or more Series G Notes, Series H Notes or Series I Notes, as the case may be, registered in such Supplemental Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Series G Notes, Series H Notes or Series I Notes to be purchased by said Supplemental Purchaser and in the denomination or denominations specified with respect to such Supplemental Purchaser in the Supplemental Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Supplemental Closing (the "Supplemental Closing Date") (as specified in a notice to each Supplemental Purchaser at least three Business Days prior to the Supplemental Closing Date).

         C. Conditions of Supplemental Closing. The obligation of each Supplemental Purchaser to purchase and pay for the Series G Notes, Series H Notes or Series I Notes to be purchased by such purchaser hereunder on the Supplemental Closing Date is subject to the satisfaction, on or before such Supplemental Closing Date, of the conditions set forth in Section 3 of the Agreement.

         D. Prepayments. The Subsequent Notes shall be subject to prepayment only (a) pursuant to the required prepayments, if any, specified in clause (x) below, and in Section 4C of the Agreement; and (b) pursuant to the optional prepayments permitted by Section 4B of the Agreement.

                  (x)      Required Prepayments; Maturity.

                  (i) Series G Notes. Until the Series G Notes shall be paid in full, the Company shall apply to the prepayment of the Series G Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series G Notes as shall at the time be outstanding) on May 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series G Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series G Notes becoming due under this clause (x) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series G Notes is reduced as a result of such prepayment or acquisition:

                             PRINCIPAL AMOUNT                         YEAR OF
                              TO BE PREPAID                         PREPAYMENT
                              -------------                         ----------

                               $5,300,000                             2004
                               $5,300,000                             2005
                               $5,300,000                             2006
                               $5,300,000                             2007
                               $5,300,000                             2008

                           The remaining outstanding principal amount of the Series G Notes, together with all interest accrued on the Series G Notes shall become due and payable on May 15, 2008.

                  (ii) Series H Notes. Until the Series H Notes shall be paid in full, the Company shall apply to the prepayment of the Series H Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series H Notes as shall at the time be outstanding) on May 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series H Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series H Notes becoming due under this clause (x) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series H Notes is reduced as a result of such prepayment or acquisition:

                            PRINCIPAL AMOUNT                         YEAR OF
                             TO BE PREPAID                          PREPAYMENT
                             -------------                          ----------

                               $2,500,000                              2006
                               $2,500,000                              2007
                               $2,500,000                              2008
                               $2,500,000                              2009
                               $2,500,000                              2010
                               $2,500,000                              2011
                               $2,500,000                              2012
                               $2,500,000                              2013
                               $2,500,000                              2014
                               $2,500,000                              2015
                               $2,500,000                              2016

                           The remaining outstanding principal amount of the Series H Notes, together with all interest accrued on the Series H Notes shall become due and payable on May 15, 2016.

                  (iii) Series I Notes. The Series I Notes are not subject to required prepayments prior to their maturity date. The outstanding principal amount of the Series I Notes, together with all interest accrued on the Series I Notes shall become due and payable on May 15, 2013.

                  (y) Optional and Contingent Prepayments. As provided in Sections 4B and 4C of the Agreement.

         E. Subsequent Notes Issued under and Pursuant to Agreement. Except as specifically provided above, the Subsequent Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

         F. Waiver and Consent regarding certain Sections of Agreement. By its purchase and acceptance of any of the Series G Notes, Series H Notes or Series I Notes, each Supplemental Purchaser shall be deemed to have consented to the acquisition by the Company of certain of the assets of Earth America Company (the "Acquisition") for a purchase price, payable in cash and/or earn out options, in an amount not to exceed $29,000,000 and the operation by the Company of the business acquired in the Acquisition, which operation shall include, without limitation, selling (at the Company's discretion) certain assets purchased in the Acquisition and providing financial support therefor (the activities described above referred to herein, collectively, as the "Acquisition Transactions"), and each Supplemental Purchaser shall be deemed to have (i) waived the restrictions set forth in Section 6E(v)(iii) and Section 6G of the Agreement to the extent necessary to permit the Company to make Investments from time to time in respect of the Acquisition Transactions and sell certain assets acquired in connection therewith and (ii) consented and agreed that (x) no portion of such Investments shall be counted for purposes of computing the aggregate amounts of Investments under Section 6E(v)(iii) and (y) no sales of such assets shall be counted for purposes of computing the aggregate amounts of Asset Sales under Section 6G.

         The execution hereof by the Supplemental Purchasers shall constitute a contract among the Company and the Supplemental Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Supplemental Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement, as in effect on the date hereof.


                        HERITAGE OPERATING, L.P.

                        By Heritage Holdings, Inc., General Partner

                        By
                          ------------------------------------------
                           Its

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

JOHN HANCOCK LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

INVESTORS PARTNER LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

METROPOLITAN LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

C.M. LIFE INSURANCE COMPANY



By:
   --------------------------------------------------
      Name:
      Title:

        SIGNATURE PAGE TO THE FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By:
   --------------------------------------------------
      Name:
      Title:

                         SUPPLEMENTAL PURCHASER SCHEDULE

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

JOHN HANCOCK LIFE INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Notes or other obligations in                    H                     $9,250,000(1)
         accordance with the provisions thereof shall be made by bank wire
         transfer of immediately available funds for credit, not later than                                    $2,000,000
         12 noon, Boston time, to:

         Fleet Boston
         ABA No. 011000390
         Boston, Massachusetts 02110
         Account of:     John Hancock Life Insurance Company
                         Private Placement Collection Account
         Account No. 541-55417
         On Order of:    Heritage Operating, L.P.
                         PPN Number: [Insert]

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to John Hancock Life
         Insurance Company

(2)      Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division, B-3
         Fax:  (617) 572-0628

----------
(1) John Hancock Life Insurance Company is requesting two (2) Series H Senior Secured Notes of $9,250,000 and $2,000,000.

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division, B-3
         Fax:  (617) 572-0628

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Division, T-30
         Fax:  (617) 572-9269

(6)      Tax I.D. No.: 04-1414660

(7)      All Notes are to be sent for receipt the day after the closing to:

         John Hancock Life Insurance Company
         200 Clarendon Street., T-30
         Boston, Massachusetts 02117
         Attention:  Amy S. Weed, Esq.

(8)      Promptly after the closing (but no later than one week thereafter), one
         (1) fully executed original counterpart of the Purchase Agreement (i.e.
         Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement,
         Participation Agreement, etc.) is to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Paralegal Unit, T-30

(9) Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Paralegal Unit,
         T-30

         NOTE: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e., please don't send 5 conformed copies for each participating account) except where otherwise noted.

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                                          SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------

(1)      All payments on account of the Notes or other obligations in                    H                     $1,500,000
         accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than
         12 noon, Boston time, to:

         Fleet Boston
         ABA No. 011000390
         Boston, Massachusetts 02110
         Account of:     John Hancock Life Insurance Company
                         Private Placement Collection Account
         Account No. 541-55417
         On Order of:    Heritage Operating, L.P.
                         PPN Number: [insert]

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to John Hancock Variable
         Life Insurance Company

(2)      Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division, B-3
         Fax:  (617) 572-0628

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division B-3
         Fax:  (617) 572-0628

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Division, T-30
         Fax:  (617) 572-9269

(6)      Tax I.D. No.: 04-2664016

(7)      All Notes are to be sent for receipt the day after the closing to:

         John Hancock Life Insurance Company
         200 Clarendon Street., T-30
         Boston, Massachusetts 02117
         Attn:  Amy S. Weed, Esq.

(8)      Promptly after the closing (but no later than one week thereafter), one
         (1) fully executed original counterpart of the Purchase Agreement (i.e.
         Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement,
         Participation Agreement, etc.) is to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attn:  Investment Law Paralegal Unit, T-30

(9) Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Paralegal Unit,
         T-30

         NOTE: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e., please don't send 5 conformed copies for each participating account) except where otherwise noted.

                                                                             SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

MELLON BANK, N.A., TRUSTEE FOR THE BELL ATLANTIC MASTER TRUST                         SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------

(1)      All payments on account of the Notes or other obligations in                    H                     $2,000,000
         accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than
         12 noon, Boston time, to:

         Boston Safe Deposit and Trust Company
         ABA No. 011001234
         Account No:  DDA:  125261
         Ref:  Bell Atlantic Master Trust:
         NYXF  1783332

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust

(2)      Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal, interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania 15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Bond and Corporate Finance
         Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Division, T-30
         Fax:  (617) 572-9269

(6)      Tax I.D. No.: 25-1448208

(7)      All Notes are to be sent the day after the closing to:

         Mellon Securities Trust Company
         120 Broadway - 13th Floor Teller Window
         New York, New York  10271
         Attention:  Robert A. Ferraro
         Ref.:  Bell Atlantic Master Trust
         Account No. NYXF 1783332

(8)      Promptly after the closing (but no later than one week thereafter), one
         (1) fully executed original counterpart of the Purchase Agreement (i.e.
         Note Purchase Agreement, Securities Purchase Agreement, Loan Agreement,
         Participation Agreement, etc.) is to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania 15258
         Attention:  Bernadette T. Rist

(9) Promptly after closing (but no later than 2 months thereafter), one (1) set of original closing documents and four (4) sets of conformed copies of the principal operative documents are to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania 15258
         Attention:  Bernadette T. Rist

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

INVESTORS PARTNER LIFE INSURANCE COMPANY                                              SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
                                                                                         H                      $250,000
(1)      All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Fleet Boston
         ABA No. 011000390
         Boston, Massachusetts 02110
         Account of:     John Hancock Life Insurance Company
                         Private Placement Collection Account
         Account No.:541-55417
         On Order of:    Heritage Operating, L.P.
                         PPN Number: [Insert}

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Investors Partner Life
         Insurance Company

(2)      Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

         Investors Partner Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division B-3
         Fax:  (617) 572-0628

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed AND mailed to:

         Investors Partner Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting
         Division, B-3
         Fax:  (617) 572-0628

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Division, T-30
         Fax:  (617) 572-9269

(6)      Tax I.D. No.: 13-3072894

(7)      All Notes are to be sent for receipt the day after the closing to:

         John Hancock Life Insurance Company
         200 Clarendon Street., T-30
         Boston, Massachusetts 02117
         Attention:  Amy S. Weed, Esq.

(8) Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase Agreement, Securities
         Purchase Agreement, Loan Agreement, Participation Agreement, etc.)
         is to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Paralegal Unit, T-30

(9) Promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Paralegal Unit,
         T-30

         NOTE: If more than one Hancock or advisory account is participating in this transaction, the requirements set forth in (9) only need to be fulfilled once (i.e.: please don't send 5 conformed copies for each participating account) except where otherwise noted.

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (NOMINEE IS SALKELD & CO.)                 SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------

(1)      All payments on or in respect of the Notes to be by bank wire                   I                    $4,000,000
         transfer of Federal or other immediately available funds to:

         Bankers Trust Company
         14 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA No. 021001033
         Account No.  99-911-145
         FCC No:  097817

         7.99% Series I Senior Secured Notes due May 15, 2013 in the aggregated principal amount of 16,000,000 and payable to General Electric Capital
         Assurance Company (nominee is Salkeld & Co.) On Order of:Heritage
         Operating, L.P.

                     PPN Number: [Insert}

(2)      Physical Delivery of the Notes:

         Bankers Trust Company
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, New York  10005
         Account No. 097817
         Attention:  Lorraine Squires  (212) 618-2200

(3) All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

          GE Financial Assurance
          Account:  GECA LTC
          Two Union Square
          601 Union Street
          Seattle, Washington  98101
          Attention:  Investment Accounting
          Tel.:  (206) 516-2871
          Fax:  (206) 516-4740

(4) All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

         GE Financial Assurance
         Account:  GECA LTC
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Dept., Private Placements
         Tel.:  (206) 516-4954
         Fax:  (206) 516-4578

(5)      Tax I.D. No.: 91-6027719

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (NOMINEE IS SALKELD & CO.)                 SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------

(1)      All payments on or in respect of the Notes to be by bank wire                   I                    $12,000,000
         transfer of Federal or other immediately available funds to:

         Bankers Trust Company
         14 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA No. 021001033
         Account No.  99-911-145
         FCC No:  097833

         7.99% Series I Senior Secured Notes due May 15, 2013 in the aggregated principal amount of 16,000,000 and payable to General Electric Capital
         Assurance Company (nominee is Salkeld & Co.) On Order of:Heritage
         Operating, L.P.

                     PPN Number: [Insert}

(2)      Physical Delivery of the Notes:

         Bankers Trust Company
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, New York  10005
         Account No. 097833
         Attention:  Lorraine Squires  (212) 618-2200

(3) All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

         GE Financial Assurance
         Account:  General Electric Capital Assurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting
         Tel.:  (206) 516-2871
         Fax:  (206) 516-4740

(4) All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

         GE Financial Assurance
         Account:  General Electric Capital Assurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Dept., Private Placements
         Tel.:  (206) 516-4954
         Fax:  (206) 516-4578

(5)      Tax I.D. No.: 91-6027719

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY (NOMINEE IS SALKELD & CO.)                 SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------

(1)      All payments on or in respect of the Notes to be by bank wire                   G                    $5,000,000
         transfer of Federal or other immediately available funds to:

         Bankers Trust Company
         14 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA No. 021001033
         Account No.  99-911-145
         FCC No:  097833

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregated principal amount of 26,500,000 and payable to General Electric Capital
         Assurance Company (nominee is Salkeld & Co.) On Order of:Heritage
         Operating, L.P.

                     PPN Number: [Insert}

(2)      Physical Delivery of the Notes:

         Bankers Trust Company
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, New York  10005
         Account No. 097833
         Attention:  Lorraine Squires  (212) 618-2200

(3) All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

         GE Financial Assurance
         Account:  General Electric Capital Assurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting
         Tel.:  (206) 516-2871
         Fax:  (206) 516-4740

(4) All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows:

         GE Financial Assurance
         Account:  General Electric Capital Assurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Dept., Private Placements
         Tel.:  (206) 516-4954
         Fax:  (206) 516-4578

(5)      Tax I.D. No.: 91-6027719

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made by bank wire              G                     $7,500,000
         transfer of Federal or other immediately available funds to:

         The Chase Manhattan Bank
         ABA No. 021000021
         Acct. Name:  Metropolitan Life Insurance Company
         Account. No. 002-2-410591

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 as payable to Metropolitan Life
         Insurance Company

(2)      Delivery of Notes after Closing:

         Metropolitan Life Insurance Company
         One Madison Avenue, Area 6H
         New York, New York  10010
         Attention:  Richard Clarke, Esq.

(3)      All notices and communications to:

         Metropolitan Life Insurance Company
         334 Madison Avenue
         P.O. Box 633
         Convent Station, New Jersey  07961
         Attention:  Private Placements Unit
         Fax:  (973) 254-3032

(4)      Tax I.D. No.: 13-5581829

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made by bank wire              H                     $7,500,000
         transfer of Federal or other immediately available funds to:

         The Chase Manhattan Bank
         ABA No. 021000021
         Acct. Name:  Metropolitan Life Insurance Company
         Acct. No. 002-2-410591
         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 as payable to Metropolitan Life
         Insurance Company

(2)      Delivery of Notes after Closing:

         Metropolitan Life Insurance Company
         One Madison Avenue, Area 6H
         New York, New York  10010
         Attention:  Richard Clarke, Esq.

(3)      All notices and communications to:

         Metropolitan Life Insurance Company
         334 Madison Avenue
         P.O. Box 633
         Convent Station, New Jersey  07961
         Attention:  Private Placements Unit
         Fax:  (973) 254-3032

(4)      Tax I.D. No.: 13-5581829

                                                                   SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                  OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY                                          SERIES               PRINCIPAL AMOUNT
                                                                                    ------               ----------------
(1)      All payments on or in respect of the Notes to be made by bank                G                     $3,000,000(2)
         wire transfer of Federal or other immediately available funds to:                                  $3,000,000

         The Chase/NYC/CTR
         BNF=CIGNA Private Placements/AC=9009001802
         ABA#021000021
         On Order of:      Heritage Operating, L.P.

                  PPN Number: [Insert}

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 as payable to Cig & Co. c/o CIGNA
         Investments, Inc.

(2)      All notices related to payments to:

         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Securities Processing S-309
         900 Cottage Grove Road
         Hartford, CT 06152-2309
         and:
         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention: Private Securities  -- S307
         Operations Group
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Fax: (860) 726-7203

                                 with a copy to:


                                  Chase Manhattan Bank
                           Private Placement Servicing
                           P.O. Box 1508
                           Bowling Green Station
                           New York, New York 10081
                           Attention:  CIGNA Private Placements
                           Fax:  (212) 552-3107/1005

----------

(2) CIGNA is requesting three (3) Series G Senior Secured Notes of $3,000,000, $3,000,000 and $1,000,000.

(3)      All other notices and  communications to:

         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention: Private Securities  -- S307
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Fax: (860) 726-7203

(4)      Tax I.D. No.: 13-3574027

(5)      Nominee name: Cig & Co.

                                                                            SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                           OF NOTES BEING PURCHASED
-------------------------------------------------------------------------------------------------------------------------------


CONNECTICUT GENERAL LIFE INSURANCE COMPANY on behalf of one or more                 SERIES               PRINCIPAL AMOUNT
separate accounts                                                                   ------               ----------------

(1)      All payments on or in respect of the Notes to be made by bank                G                     $1,000,000(3)
         wire transfer of Federal or other immediately available funds to:

         The Chase/NYC/CTR
         BNF=CIGNA Private Placements/AC=9009001802
         ABA#021000021
         On Order of:      Heritage Operating, L.P.

                  PPN Number: [Insert}

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 as payable to Cig & Co. c/o CIGNA
         Investments, Inc.

(2)      All notices related to payments to:

         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Securities Processing S-309
         900 Cottage Grove Road
         Hartford, CT 06152-2309
         and:
         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention: Private Securities  -- S307
         Operations Group
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Fax: (860) 726-7203

         with a copy to:


         Chase Manhattan Bank
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York 10081
         Attention:  CIGNA Private Placements
         Fax:  (212) 552-3107/1005

----------
(3) CIGNA is requesting three (3) Series G Senior Secured Notes of $3,000,000, $3,000,000 and $1,000,000.

(3)      All other notices and  communications to:

         Cig & Co.
         c/o CIGNA Investments, Inc.
         Attention: Private Securities  -- S307
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Fax: (860) 726-7203

(4)      Tax I.D. No.: 13-3574027

(5)      Nominee name: Cig & Co.

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS,              SERIES                PRINCIPAL AMOUNT
LTD.                                                                                  ------                ----------------

(1)      All payments on or in respect of the Notes to be made by bank wire              H                     $1,500,000
         transfer of Federal or other immediately available funds to:

         ABA:  021 000 021
         Chase Manhattan Bank, N.A.
         New York, NY
         Account. No. 900 9000 200
         Account Name:  Income Processing
         G05689, Phoenix Home
         On Order of: Heritage Operating, L.P.

                  PPN Number: [insert}

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Phoenix Home Life
         Universal Portfolio c/o Phoenix Investment Partners

(2) All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

         Phoenix Home Life Mutual Insurance Company
         c/o Phoenix Investment Partners, LTD.
         56 Prospect Street
         Hartford, CT 06115-0480
         Attention:  Private Placement Division

(3)      Tax I.D. No.: 06-0493340

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS,              SERIES                PRINCIPAL AMOUNT
LTD.                                                                                  ------                ----------------

(1)      All payments on or in respect of the Notes to be made by bank wire              H                     $1,500,000
         transfer of Federal or other immediately available funds to:

         ABA:  021 000 021
         Chase Manhattan Bank, N.A.
         New York, NY
         Account. No. 900 9000 200
         Account Name:  Income Processing
         G07185, Phoenix Home
         On Order of: Heritage Operating, L.P.

                  PPN Number: [insert}

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and PHL Confederated Life Insurance
         Company c/o Phoenix Investment Partners

(2) All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

         Phoenix Home Life Mutual Insurance Company
         c/o Phoenix Investment Partners, LTD.
         56 Prospect Street
         Hartford, CT 06115-0480
         Attention:  Private Placement Division

(3)      Tax I.D. No.: 06-0493340

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, PHOENIX INVESTMENT PARTNERS,              SERIES                PRINCIPAL AMOUNT
LTD.                                                                                  ------                ----------------

(1)      All payments on or in respect of the Notes to be made by bank wire              H                     $2,000,000
         transfer of Federal or other immediately available funds to:

         ABA:  021 000 021
         Chase Manhattan Bank, N.A.
         New York, NY
         Account. No. 900 9000 200
         Account Name:  Income Processing
         G05123, Phoenix Home
         On Order of: Heritage Operating, L.P.

                  PPN Number: [insert}

         7.89% Series H Senior Secured Notes due May 15, 2016 in the aggregate principal amount of $27,500,000 and payable to Phoenix Home Life
         General Account/Closed Block Portfolio

(2) All notices of such payments and other instructions and written confirmation of such wire transfer and all other notices and communications to:

         Phoenix Home Life Mutual Insurance Company
         c/o Phoenix Investment Partners, LTD.
         56 Prospect Street
         Hartford, CT 06115-0480
         Attention:  Private Placement Division

(3)      Tax I.D. No.: 06-0493340

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------------

C.M. LIFE INSURANCE COMPANY c/o MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY            SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Note shall be made by crediting in               G                     $1,000,000
         the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Heritage Operating, L.P.,
         7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal") to:

         Citibank, N.A.
         111 Wall Street
         New York, NY 10043
         ABA No. 021000089
         For Segment 43 - Universal Life
         Account No. 4068-6561

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to C.M. Life Insurance
         Company c/o Massachusetts Mutual Life Insurance Company

(2)      Telephone advice of payment to:

 .        Securities Custody and Collection Department
         David L. Babson & Company
         Phone:  (413) 744-5104 or (413) 744-5718

(3)      Send notices on payments to:

         C.M. Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Custody and Collection Department  - F381

(4)      Send all other communications and notices to:

         C.M. Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Investment Division

(5)      Tax I.D. No.: 06-1041383

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                                            SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------
(1)      All payments on account of the Note shall be made by crediting in               G                    $1,000,000
         the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Heritage Operating, L.P.,
         7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal") to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, NY 10081
         ABA No. 021000021
         For MassMutual IFM Non-Traditional
         Account No. 910-2509073

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to Massachusetts Mutual
         Life Insurance Company


(2)      Telephone advice of payment to:

         Securities Custody and Collection Department
         David L. Babson & Company
         Phone:  (413) 744-5104 or (413) 744-5718

(3)      Send notices on payments to:

         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Custody and Collection Department  - F381

(4)      Send all other communications and notices to:
         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Investment Division

(5)      Tax I.D. No.: 04-1590850

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                                            SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------
(1)      All payments on account of the Note shall be made by crediting in               G                    $1,000,000
         the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Heritage Operating, L.P.,
         7.21% Series G Senior Secured Notes due May 15, 2008, PPN [insert], interest and principal") to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, NY 10081
         ABA No. 021000021
         For MassMutual IFM Non-Traditional
         Account No. 910-2594018

         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to Massachusetts Mutual
         Life Insurance Company

(2)      Telephone advice of payment to:

         Securities Custody and Collection Department
         David L. Babson & Company
         Phone:  (413) 744-5104 or (413) 744-5718

(3)      Send notices on payments to:

         Massachusetts Mutual Life Insurance Company

         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Custody and Collection Department  - F381

(4)      Send all other communications and notices to:

         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Investment Division

(5)      Tax I.D. No.:  04-1590850

                                                                              SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                             OF NOTES BEING PURCHASED
---------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                                            SERIES               PRINCIPAL AMOUNT
                                                                                      ------               ----------------
(1)      All payments on account of the Note shall be made by crediting in               G                    $4,000,000
         the form of bank wire transfer of Federal or other immediately available funds, ("identifying each payment as "Heritage Operating,
         L.P., 7.21% Series G Senior Secured Notes due May 15, 2008, PPN
         [insert], interest and principal"), to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, NY 10081
         ABA No. 021000021
         For MassMutual IFM Non-Traditional
         Account No. 4067-3488


         7.21% Series G Senior Secured Notes due May 15, 2008 in the aggregate principal amount of $26,500,000 and payable to Massachusetts Mutual Life Insurance Company

(2)      Telephone advice of payment to:

         Securities Custody and Collection Department
         David L. Babson & Company
         Phone:  (413) 744-5104 or (413) 744-5718

(3)      Send notices on payments to:

         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Custody and Collection Department  - F381

(4)      Send all other communications and notices to:

         Massachusetts Mutual Life Insurance Company
         c/o David L. Babson & Company, Inc.
         1295 State Street
         Springfield, MA 01111
         Attention:  Securities Investment Division

(5)      Tax I.D. No.: 04-1590850
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